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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)   JANUARY 31, 2005
                                                        ------------------------

                               MAILKEY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

           000-29331                                  76-0270295
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    (Commission File Number)               (IRS Employer Identification No.)

           130 SHAFTESBURY AVENUE
                LONDON, ENGLAND                             W1D 5EU
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    (Address of Principal Executive Offices)               (Zip Code)

                               011-44-2070-310821
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


Effective January 31st, 2005, the Registrant notified LJ Soldinger Associates, LLC ("LJS"), the independent accounting firm previously engaged as the principal accountant to audit the registrant's financial statements, of its dismissal. LJS had provided a report on the registrant's financial statements for the period ended March 31, 2004. LJS's reports did not contain any adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope or accounting principles for the past two years. On July 6, 2004, the Board of Directors of MailKey Corporation (the "Company") dismissed Spicer, Jeffries & Co., LLP ("Spicer Jeffries") as the Company's independent accountant. The report of Spicer Jeffries regarding the Company's financial statements for the fiscal year ended March 31, 2003 (Spicer Jeffries did not conduct an audit of the Company's financial statements for the fiscal year ended March 31, 2004) did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except that such report was modified to express substantial doubt about the Company's ability to continue as a going concern. During the fiscal years ended March 31, 2004 and 2003, and the interim period ended June 30, 2004, there were no disagreements with Spicer Jeffries on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Spicer Jeffries, would have caused it to make reference thereto in the reports regarding the Company's financial statements for such years.

The decision to change accountants was approved by the Board of Directors of the registrant. During the period preceding such dismissal there were no disagreements with LJS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LJS, would have caused it to make reference to the subject matter of the disagreements in connection with this report.

The Company provided LJS with a copy of this Item and has requested that LJS furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements by the Company in this Item and, if not, stating the respects in which it does not agree.

Effective January 27, 2005, the registrant engaged Bagell Josephs & Company, LLC ('BJC") as the principal accountant to audit the registrant's financial statements. During the registrant's two most recent fiscal years, and any subsequent interim period prior to engaging BJC, neither the registrant nor anyone on its behalf consulted BJC regarding either: (i) the application of accounting principles to a specified transaction regarding the registrant, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements; or (II) any matter regarding the registrant that was either the subject of a disagreement or reportable event.